SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 3, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-8 (No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.


                                           DuPont Contact:  Anne McIntosh
                                                            (302) 992-2972

                                           Teijin Contact:  Mr. Y. Utsunomiya
                                           Japan            81-3-3506-4407



   DuPont and Teijin Announce Plans to Form a Joint Venture for Their Global
                          Polyester Films Businesses


        WILMINGTON, Del., Feb. 3 -- DuPont and Teijin Limited have signed a letter of intent (LOI) to form a global joint venture to produce and sell polyethylene terephthalate (PET) and polyethylene naphthalate (PEN) polyester film. The 50/50 joint venture provides DuPont and Teijin with a world-class, integrated global platform for supplying differentiated, value-added polyester film products. DuPont will receive cash, reflecting the difference in the values of the respective businesses; the amount was not disclosed.

        "This joint venture is the second step of an innovative, multi-part plan for polyester in which DuPont joins forces with an extremely competent partner, reduces its investment and, ultimately, increases shareholder value," said DuPont Chairman and CEO Charles O. Holliday, Jr. "The alliance announced today greatly strengthens our global market leadership position in polyester films, making it extremely viable and sustainable for the long run. This is an important part of our ongoing strategy to reshape our polyester businesses, which began last year with the signing of a letter of intent to form a joint venture with Alpek S.A. de C.V. to produce and market polyester staple fiber."

        The new venture with Teijin, including combined sales of about
$1.4 billion (160 billion yen) and production capacity over 300,000 tons per year, creates a clear global industry leadership position in polyester films. It provides for the unrestricted flow of technology between the two companies and leverages DuPont's strengths in the U.S., Europe and China with Teijin's strengths in Japan and Asia Pacific.

        "This venture strengthens our technology base, global reach, and the long-term health and sustainability of our polyester films' business worldwide," said Francine Cheeseman Shaw, vice president and general manager -- DuPont Polyester Films.





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        "We value our relationship with Teijin based on several joint ventures, such as our existing joint venture which produces magnetic media films. Its success, coupled with complementary capabilities, goals and shared values led to our decision to be global partners. We have the highest respect for the people of Teijin and their capabilities. Their technology and product innovation are excellent. Together our joint venture will focus this new level of capability and commitment on the needs of our customers, bringing them outstanding customized solutions to meet their needs for innovative film products worldwide," she added.

        "Teijin's basic strategy for polyester films is to be a major global player, offering high-quality, high-performance, innovative products. The business we are creating by the joint venture will be focused on growth, have true global reach, local access and a technology base unmatched by any other films' supplier," said Teijin Limited President and CEO, S. Yasui. "This will allow us to provide the innovative solutions our customers want to help them grow their businesses and we intend to do this better and faster than anyone else," he added.

        The venture will operate globally with a single face to the market, recognizing and responding to regional market requirements. Included in the venture is the existing Teijin DuPont Films Ltd. joint venture with operations in Circleville, Ohio, and Contern, Luxembourg.

        "The alliance will offer customers a more competitive product offering than either company could do alone by combining global research and development and production facilities with an unparalleled market position," said Teijin Limited General Manager for Plastics and Films Group,
N. Nagashima.

        Under the LOI, Teijin's sales operations will be incorporated into the joint venture upon its formation; however, Teijin will continue its Japanese manufacturing and technical development operations until 2001. During the interim, these operations will be used exclusively to serve the joint venture. Thereafter, all Teijin operations will be included in the joint venture.

        DuPont Polyester Films, the world's leading supplier of polyester films, specializes in films and related products for the specialty, industrial, packaging, electrical and electronics markets. Brand names include DuPont "Melinex" and "Mylar" polyester films, "Kaladex" PEN films, and "Cronar" polyester photographic base film. The business includes joint ventures with DuPont-Hongji Films Foshan Co., Ltd., in China and Teijin-DuPont Films.

        Founded in 1802, DuPont is a global research and technology-based company committed to better things for better living. DuPont serves worldwide markets including food and nutrition; health care; agriculture; fashion and apparel; home and construction; electronics; and transportation. The company operates in about 70 countries and has 83,000 employees.






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        Teijin is a leading global manufacturer of PET polyester film for high-end uses, such as advanced magnetic media, laminated film for beverage cans and electronic materials. It has two plants in Japan, a new plant in Indonesia and the Teijin DuPont Films joint venture in the U.S. and Luxembourg. Teijin also was the first in the world to commercialize polyethylene napthalate (PEN) polyester films and, today, is the leading global producer of PEN films used for high-density data cartridges and advanced photo systems. Brand names include "Teijin" "Tetoron" PET polyester film and "Teonex" PEN polyester film.

        Teijin Limited is a major multinational enterprise offering fibers, chemicals and plastics, pharmaceuticals and medical products and diversified products. Teijin is using its proprietary technologies to expand into areas such as health-care products and services, advanced materials and information media.

        Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the Company's strategy for growth, product development, market position, expected expenditures and financial results, are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its Current Report on Form 8-K filed on November 13, 1998 as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance.

                                        ###


2/3/99






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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




February 3, 1999









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